UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

VITACIG, INC.

(Exact name of registrant as specified in charter)

Nevada	333-195397	46-4597341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, 6th Floor, Beverly Hills, California		90210
(Address of principal executive offices)		(Zip Code)

570-778-6459

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to VitaCig, Inc., a Nevada corporation.

ITEM 2.01     Completion of Acquisition and Disposition of Assets

(a)   Completion of Acquisition

On June 17, 2016, VitaCig, Inc., (the “Company”) acquired 100% of the outstanding stock of Malecon Pharmacy, Inc., through a Share Exchange Agreement, in which the Company issued 575,000,000 shares of the Company’s Common Stock to LX Retail Group, Inc.

(b)   Disposition of Assets

On June 22, 2016, the Company and mCig, Inc., entered into a Separation and Share Transfer Agreement whereby the Company transferred the assets and operations of the business of VitaCig, Inc., to mCig, Inc., in exchange for the return of 172,500,000 shares of VitaCig Common Stock to the treasury of VitaCig, Inc., and for a reduction of the amount owed to mCig, Inc., in excess of $95,000.

ITEM 4.01  Change in Registrant's Certifying Accountant.

On June 7, 2016, the Company engaged Weinstein & Company (“Weinstein”) as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of Completion of Acquisition and Disposition of Assets as addressed above.  The Company's Board of Directors elected to engage the auditors of Malecon Pharmacy, Inc., going forward.

The Company's prior independent registered public accounting firm, MaloneBailey, LLP had no adverse comments regarding management’s financial reporting, (i) there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MaloneBailey's satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC) MaloneBailey concurs with the statements made in this report.

ITEM 5.01     Changes in Control of Registrant

As a result of the material events identified above, the Company has changes in control.  LX Retail Group, Inc., owns 60% of the total issued and outstanding common stock of the company.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Share Exchage Agreement by and between VitaCig, Inc. and Malecon Pharmacy, Inc.
16.1	Letter of MaloneBailey, LLP to the Securities and Exchange Commission dated June 16, 2016

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITACIG, INC.

Date: June 27, 2016	By:	/s/ Michael Hawkins
Michael Hawkins, Chief Executive Officer

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